EXHIBIT 10.5
                                                                    ------------
CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED  FOR PORTIONS OF THIS  EXHIBIT.  THE
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

EnviroClean Management Services, Inc.
CORPORATE OFFICE:  12750 Merit Drive Park Central VII, Suite 770
                   Dallas, Texas 75251
                   (972) 776-8777  (888) 797-0944
                   FAX (972) 776-8778

                       HOSPITAL AND SPECIAL WASTE FACILITY
                    EXCLUSIVE MEDICAL WASTE SERVICE AGREEMENT

CUSTOMER NAME:  Christus Spohn Health System     CONTACT: Ed Corbett Dir. of
                -----------------------------             Support & Nutr. Serv.
                                                         -----------------------

SERVICE ADDRESS:  600 Elizabeth Street           PHONE #:  (361) 881-3665
                  ---------------------------            -----------------------

CITY, STATE, ZIP:  Corpus Christi, Texas 78404   OFFICE HOURS:
                  ----------------------------                ------------------

ADDITIONAL INFORMATION: This contract to include Shoreline, South, Memorial, Alice, Beeville, Kleberg, Family Health Centers, and any future Christus Facilities. Professional Bldg's will be at $ ** per box.
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       SERVICE TYPE                 SERVICES PROVIDED                  FEE

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[ ] ON CALL  [X] MONTHLY          ANNUAL SERVICE CHARGE:              $  **
                                                                      -------

                                     PRICE - BOX/LB.                  $  **
                                                                      -------
[X] WEEKLY   [ ] QUARTERLY
                                 OSHA MANUAL & INSERVICE               N/A
                                                                      -------

[X] DAILY    [X] BI-WEEKLY       EMERGENCY PICKUP Fee                 $ N/A
                                                                      -------

                                  TRAILER RENTAL                      $ N/A
                                                                      -------
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REQUIRED NUMBER OF LBS*         FOR OFFICE USE ONLY:
                                --------------------
PER YEAR:  **   lbs/year                                 EFFECTIVE PICK UP DATE:
          ---------------
SERVICE TYPE:                  EFFECTIVE SERVICE DATE:            4/01/02
             ------------
AMOUNT:                               4/01/02             BLUE/GREEN/RED/YELLOW
       ------------------                                  M___T___W___R___F___
*Customers will be billed based on the
 Representations herein as a minimum
Monthly charge.
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TERMS OF CONTRACT

PAYMENT TERMS:
EMSI's payment terms are fifteen (15) days net. Full payment of all invoices is required fifteen (15) days from date of invoice. All accounts past due will be charged 1.5% per month. Services will be temporarily suspended on all accounts delinquent more than 30 days.

TERM:
The initial term of this agreement shall be for a period of four (4)years commencing upon the date set forth above (Effective Service Date) and expiring on 4/30/06. Price will be @ ** cents/Lb first year and ** cents/Lb years 2,3,&4. This agreement shall automatically renew for successive periods equal to the initial term unless either party provides notice to the other at least thirty
(30) days but not more than ninety (90) days prior to the expiration of the initial term or any renewals there after. All renewals shall be on the same terms and conditions as set forth herein except that the Corporation reserves the right to increase fees charged for services hereunder as provided by the terms of this Agreement.

By signing in the space provided below, the Customer acknowledges having read this Agreement in its entirety and agrees that it is bound by the terms and conditions set forth above and set forth on the reverse of this page. Corporate representative must initial any alterations/changes to this Agreement in order to be valid.

/S/ ROBERT E. BUTLER   4-1-02          /S/ KEN MCKAY GENERAL SALES MANAGER
-------------------------------        -----------------------------------

AUTHORIZED CUSTOMER'S SIGNATURE        EMSI REPRESENTATIVE'S SIGNATURE
Robert E. Butler                       Ken McKay Gen. Sales Manager/OSHA Trainer
-------------------------------        -----------------------------------------
CUSTOMER'S PRINTED NAME                EMSI REPRESENTATIVE'S PRINTED NAME
Senior Vice President                  3/21/02
-------------------------------        -----------------------------------------
TITLE (PLEASE PRINT)                   DATE OF AGREEMENT



CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED  FOR PORTIONS OF THIS  EXHIBIT.  THE
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

ARTICLE A:  CONTRACT  AGREEMENT
EnviroClean Management Services, Inc., a Texas Corporation, hereinafter referred to as (Corporation) and Customer jointly set forth this Exclusive Medical Waste Service Agreement (hereinafter referred to as "Agreement") which encompasses the total understanding between the parties hereto, and cancels and/or supersedes all prior negotiations, representations, understandings and agreements, either written or oral, with respect to the subject matter hereof. The Corporation reserves the right to change fee prices without notification. Corporation reserves the right to amend this contract at any time during the initial term or any extension thereof. A cancellation fee for early termination will be invoiced at the average monthly dollar amount times the number of months remaining in the Agreement in addition to a processing fee equal to ten percent (10%) of the aggregate contract value. In the event of cancellation, this liquidated damages amount will be due fifteen (15) days after invoice date. Customer shall bear any costs that Corporation may incur in collecting overdue amounts from customer, including but not limited to attorneys' fees and court costs.

ARTICLE  B:  NOTICES
All notices shall be in writing and sent via certified mail to: EnviroClean Management Services, Inc. at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

ARTICLE  C:  COMPLIANCE WITH LAW(S)
In accordance with all services to be provided herein, Corporation and Customer agree to comply with all applicable permits (Federal, State, County, Municipal Laws, and Ordinances of all Lawful Orders, Rules, Regulations and Guidelines of any constituted authority). This will include, but not be limited to, Environmental, Safety & Health Laws, as well as, Manifesting Requirements.

Corporation will have obtained all necessary permits, licenses, zoning, and all other Federal, State, and/or Local authorizations required to perform Corporation's services herein and, upon request of Customer, Corporation shall furnish copies thereof to Customer.

Corporation and Customer shall maintain and retain adequate records and other pertinent documentation including personnel records, correspondence, instructions, vouchers, plans, receipts, and copies of all manifests as well as other records, reports or memorandums, consistent with and for the periods required by applicable regulatory requirements and guidelines pertaining to performance of Corporation's services required by this Agreement.

ARTICLE  D:  DISPOSAL, TRANSPORTATION, STORAGE SERVICES
Corporation agrees to pickup and/or remove, transport and process waste at an authorized facility while documenting all approved containers (boxes, reusables, and sharps) containing Customer's medical waste. The Corporation will, on a best effort basis, pick up Customer's containers upon an agreed to schedule. Customer's waste must have easy accessibility for Corporation to pick-up. Corporation, in its sole discretion, reserves the right to charge extra fees or to recover taxes for container, transportation or storage costs beyond Corporation's control or if Corporation's driver is delayed excessive time for routine pick-ups.

ARTICLE  E:  MEDICAL WASTE  DEFINITION,  PACKAGING AND OTHER SPECIAL FEES
Customer shall be entirely responsible for the collection of all medical waste (as defined by OSHA, and any other Federal, State or Local Agencies) in their facility, and subsequent depositing of this waste into containers supplied by Corporation. All sharps must be packaged in puncture resistant sharps containers (provided by generator) and sealed prior to placing into Corporation's containers. The storage of Customer's waste must be confined to a designated area in properly labeled containers and liners, on Customer's premises, to which only authorized personnel shall have access. This waste shall include, but not be limited to, the following: cultures and stocks of infectious agents; isolation waste; blood and blood products; contaminated laboratory waste; sharps (in sharps containers); pathological waste; dialysis waste; surgical and autopsy procedure waste; chemotherapy waste; and other disposable items contaminated by blood and body fluids.

All containers must be properly closed and sealed before receipt by Corporation. Containers provided by Corporation cannot be used for any other purpose other than those set forth in this Agreement. The Corporation reserves the right to decline to accept for collection, transportation and destruction any medical waste which, in Corporation's judgment, it cannot transport, treat or destroy of in a lawful manner or without risk of harm to the environment or the public health. Improperly packaged, leaking, damaged or over weight containers are subject to rejection or to an additional charge at Corporation's discretion for repackaging and/or special handling. No containers will be picked up that are wet or leaking. One liner will be provided for each container. A regular inventory of boxes, liners and labels will be taken and may be invoiced and charged to the Customer at market rate prices. Customer will be invoiced for a one (1) box minimum per pick-up unless otherwise stated on the front page of this contract. The minimum weight limit is per box or container is ten (10) pounds, the maximum weight limit is thirty (30) pounds per corrugated box, thirty (30) pounds per thirty (30) gallon reusable container or fifty (50) pounds per forty-two (42) gallon reusable container. Weight overages/underages will be charged at ($ ** ) cents per pound. There will be a twenty-five cent ($0.25) wash fee for each reusable container provided to Customer by Corporation. Customer is responsible for lost or stolen reusable containers in Customer's possession. Corporation reserves the right to audit and /or invoice Customer sixty dollars ($60.00) per lost or stolen reusable container.

ARTICLE  F:  NO RADIOACTIVE, TOXIC OR HAZARDOUS MATERIAL
It shall be the Customer's responsibility to assure that no radioactive, toxic or hazardous materials enter Corporation's containers. Radioactive, toxic and hazardous materials are those defined by the Environmental Protection Agency, Nuclear Regulatory Commission or any applicable Federal and/or State Agency.

ARTICLE  G:  ASSIGNMENT
This Agreement between Corporation and Customer will be assignable with the written consent of both parties and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Such consent shall not be unreasonably withheld. Consent of the parties will not be required in the event of or assignment by operation of law, or in the event of an assignment to an affiliate of the Corporation.

ARTICLE  H:  SAVINGS CLAUSE
If any one or more of the provisions contained in this Agreement shall, under any conditions or for any reason, be held to be invalid, illegal or unenforceable it shall not effect any other valid provisions of this Agreement. This Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein unless such finding shall impair the rights or obligations of the Corporation hereunder, in which event at the Corporation's option, this Agreement shall be terminated.

ARTICLE  I:  BREACH AND CURE
If Corporation is in breach of any terms of this Agreement, Customer must give Corporation written notice of the claimed breach and Corporation shall have thirty (30) days to cure such breach after receipt of such written notice from Customer. In the event if a breech by Customer, Corporation reserves the right to cancel this contract upon written notice to Customer.

ARTICLE  J:  FORCE MAJEURE
Except for the obligation to pay all invoices for services rendered, neither party hereto shall be liable for its failure to perform hereunder, in whole or in part, due to contingencies or circumstances beyond its reasonable control, including, but not limited to, war, riots, strikes, fire, injunction, acts of God, compliance with any law, regulation, guidelines or order of any governmental body or any instrumentally thereof, whether now existing or hereafter created.

ARTICLE  K:  INDEMNITY AND MUTUAL HOLD HARMLESS
Corporation will indemnify and hold Customer harmless from any and all loss, penalties, liabilities, damages, costs, suits and expenses (including, but not limited to reasonable investigation and legal expenses) arising out of any claim for damage or loss to property, including Customer's property, and injuries to or death of persons, including Customer's employees, caused by or resulting from Corporation's gross negligence or willful misconduct or Corporation's breach of this Agreement. In the event Customer shall make claim of the forgoing indemnity from Corporation in favor of Customer, Corporation shall have the right, but not the duty, to defend Customer in (and control the defense of) any litigation arising out of any occurrence from which Customer claims that Corporation's indemnity obligation exists.

Customer hereby agrees to indemnify and hold Corporation harmless from any and all loss, penalties, liabilities, damages, costs, suits and expenses (including, but not limited to reasonable investigation and legal expenses) arising out of any claim for damage or loss to property, including Corporation's property, and injuries to or death of persons, including Corporation's employees, caused by or resulting from Customer's negligence, willful misconduct, or caused by or resulting from Customer's providing to Corporation any waste other than medical waste as defined herein or any other breach of this Agreement by Customer. The venue for any legal matter(s) relating to this contract, will be Dallas, Dallas County, Texas.